Filed under Rule 497(k)

Registration No. 811-7238

SEASONS SERIES TRUST

Supplement to the Summary Prospectus dated July 29, 2013,

as supplemented to date

Diversified Fixed Income Portfolio

Effective October 1, 2013. In the Portfolio Summary, the Principal Investment Strategies of the Portfolio is deleted in its entirety and replaced with the following:

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including U.S. and foreign government securities, asset- and mortgage-backed securities, investment-grade debt securities, and lower-rated fixed income securities, or junk bonds (up to 20% of net assets).

The Portfolio may invest in foreign securities (up to 30% of net assets) and in short-term investments (up to 20% of net assets).

The Portfolio’s assets are not divided equally among the subadvisers. Approximately 50% of the Portfolio’s assets will be allocated to one subadviser, which will passively manage a portion of the assets allocated to it by seeking to track an index or a subset of an index. The remainder of the Portfolio’s assets will be allocated to the other subadviser. The Portfolio’s target allocations among the subadvisers are subject to change.

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SAAMCo”). The Portfolio is subadvised by PineBridge Investments, LLC (“PineBridge”) and Wellington Management Company, LLP (“Wellington Management”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

PineBridge	2009	Managing Director, Global Head of Asset Allocation

Michael J. Kelly	2012	Vice President, Investment Strategy Research and Development

Peter Hu, CFA	2007	Managing Director and Head of High Yield Portfolio Management

John Yovanovic, CFA	2007	Managing Director and Head of Investment Grade Fixed Income

Robert Vanden Assem	2009	Managing Director, Global Head of Asset Allocation

Wellington Management
Scott I. St. John, CFA	2003	Senior Vice President and Fixed Income Portfolio Manager

Seamus O’Shea, CFA	2013	Vice President and Fixed Income Portfolio Manager

Campe Goodman, CFA	2013	Vice President and Fixed Income Portfolio Manager

Lucius T. Hill III	2013	Vice President and Fixed Income Portfolio Manager

Joseph F. Marvan, CFA	2013	Senior Vice President and Fixed Income Portfolio Manager

Please retain this supplement for future reference.

Date: September 27, 2013